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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 5, 2001
                                                 -------------------------------
                             Equity Marketing, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
       Delaware                       23346                   13-3534145
------------------------------  ---------------------   ------------------------
 (State or other jurisdiction    (Commission File           (IRS Employer
       of incorporation)            Number)               Identification No.)
            6330 San Vicente Boulevard, Los Angeles, California      90048
--------------------------------------------------------------------------------
               (Address of principal executive offices)            (Zip Code)
Registrant's telephone number, including area code   (323) 932-4300
                                                   -----------------------------
--------------------------------------------------------------------------------
                   (Former name or former address, if changed
                              since last report.)



                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

          Reference is made to the press release of the registrant, issued on February 22, 2001, which contains information meeting the requirements of this
Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          None.

(b)  PRO FORMA FINANCIAL INFORMATION.

          None.

(c)  EXHIBITS.


EXHIBIT NO.   DESCRIPTION
----------    -----------
Exhibit 99.1  Press Release of Equity Marketing, Inc. issued on February 22,
              2001.



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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                EQUITY MARKETING, INC.
                                      ------------------------------------------
                                                    (Registrant)

Date    March 5, 2001                         /s/ LELAND P. SMITH
       ------------------------      -------------------------------------------
                                                    (Signature)
                                      Leland P. Smith
                                      Senior Vice President, General Counsel and
                                      Secretary


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                                  EXHIBIT INDEX




EXHIBIT NO.    DESCRIPTION
----------     -----------
Exhibit 99.1   Press Release of Equity Marketing, Inc. issued on February 22,
               2001.